Exhibit 99.2

May 11, 2026 Company Presentation

Disclaimer Forward-Looking Statements This presentation and the related conference call contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, and the "safe harbor" provisions under the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward- looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks and uncertainties, which may cause the actual results or performance of the Company to differ materially from such forward-looking statements. Such risks and uncertainties include, but are not limited to, (1) our ability to achieve our outlook regarding the first quarter 2026 and full year 2026, (2) risks related to our anticipated separation of Resideo Technologies' Products & Solutions and ADI Global Distribution businesses into two independent publicly traded companies, including the timing thereof and that we may experience operational or other disruptions as a result of the separation and the planning therefor, (3) our ability to recognize the expected savings from, and the timing and impact of, our existing and anticipated cost reduction actions, and our ability to optimize our portfolio and operational footprint, (4) the amount of our obligations and nature of our contractual restrictions pursuant to, and disputes that have or may hereafter arise under the agreements we entered into with Honeywell in connection with our spin-off, (5) the ability of Resideo to drive increased customer value and financial returns and enhance strategic and operational capabilities, (6) risks and uncertainties relating to tariffs that have been or may be imposed by the United States and other governments, and (7) the other risks described under the headings "Risk Factors" and "Cautionary Statement Concerning Forward-Looking Statements" in our Annual Report on Form 10-K for the year ended December 31, 2025 and other periodic filings we make from time to time with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this presentation and we caution investors not to place undue reliance on any such forward looking statements. This presentation contains projections and other forward-looking financial information, including projected revenues, earnings, capital expenditures, and other financial metrics. These projections are based on assumptions that management believes to be reasonable as of the date of this presentation. However, the projections are inherently uncertain and are subject to significant business, economic, regulatory, and competitive risks and uncertainties that could cause actual results to differ materially from those presented. No representation or warranty, express or implied, is made as to the accuracy or completeness of these projections, and recipients of this presentation should not place undue reliance on any such projections. The Company undertakes no obligation to update or revise any projections to reflect events or circumstances arising after the date of this presentation. Basis of Presentation This presentation contains certain financial information that reflects management's estimates of the stand-alone costs, expenses, and operating results of the Company as if it were operating as a separate, independent Company. Because this information is based on estimates and assumptions made by management, it is inherently uncertain, and actual results may differ materially from those presented herein. For the fiscal years ended December 31, 2023 and 2024, management has included the operating results of Snap One for the periods prior to its acquisition by the Company which was completed on June 14, 2024. Any pre-acquisition financial information has been combined with the Company's historical financial data for purposes of this presentation. In addition, for the three months period ended June 30, 2024 (which is the fiscal quarter in which the acquisition of Snap One by the Company was completed), the pre-acquisition combined financial information of Snap One included in this presentation are based on management estimates and have not been derived from Snap One's historical books and records for that period. Investors and other recipients of this presentation should consider these limitations when evaluating the financial information contained herein and should not place undue reliance on such information as a substitute for audited or reviewed financial statements prepared in accordance with generally accepted accounting principles. For the fiscal year ended December 31, 2025, management has included an adjustment to revenue of $174.9 million to account for intercompany sales between Resideo Technologies' Products & Solutions and ADI Global Distribution businesses that would have been recognized if they had been third-party sales. Use of Non-GAAP Measures This presentation includes certain "non-GAAP financial measures" as defined under the Securities Exchange Act of 1934 and in accordance with Regulation G thereunder. Management believes the use of such non- GAAP financial measures assists investors in understanding the ongoing operating performance of the Company by presenting the financial results between periods on a more comparable basis. Such non-GAAP financial measures should not be construed as an alternative to reported results determined in accordance with U.S. GAAP. Please see Appendix for further information relating to these non-GAAP financial measures and reconciliations. Market, Industry and Other Information This presentation includes market, industry and other statistical data, as well as estimates and forecasts, from internal research and third-party publications, surveys and studies. Such information involves numerous assumptions and limitations, and you should not place undue weight on these data or estimates. Information contained herein obtained from third-party sources and has not been independently verified. The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information. This presentation is provided solely for your information in connection with your evaluation of the Company and is not intended for redistribution, publication or use by any other person. Trademarks, Service Marks and Trade Names We own or license the trademarks, service marks and trade names that we use in connection with the operation of our business, including our corporate names, logos and website names. This presentation may also contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © and ® symbols, but we will assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors, if any, to these trademarks, service marks, trade names and copyrights. 2

3 Agenda Appendix Business and Industry Overview Financial Overview

Executive Summary 4 Situation Overview ⚫On July 30, 2025, Resideo ("REZI", or "RemainCo") announced a plan to spin off its ADI Global Distribution business ("ADI", the "Company", or "SpinCo") into an independent, U.S. publicly traded company ⚫The spin-off is currently planned for mid-Q3 to mid-Q4 2026, with REZI spinning 100% of the Company to common shareholders ⚫Following the completion of the separation, Resideo's Products & Solutions ("P&S") business will continue to operate as Resideo (NYSE:REZI) and ADI will trade as a separate public company (NYSE:ADIG) SpinCo / ADI ⚫In connection with the Spin-Off, SpinCo expects to incur ~$1.0 billion of new funded debt split between secured and unsecured debt ⚫Use of proceeds would be a one-time cash dividend to RemainCo of approximately $900 million, pay related transaction fees and expenses, and general corporate purposes ⚫SpinCo expects sufficient liquidity at Spin-Off, comprised of ~$150 million of cash and a new 5-year $500 million Revolving Credit Facility (unfunded at close) ⚫SpinCo generated Revenue of $4.8 billion and Standalone Adjusted EBITDA of $295 million in fiscal year 2025 RemainCo / REZI ⚫RemainCo is expected to use the cash proceeds from the dividend in conjunction with cash to repay a portion of its existing term loans ⚫RemainCo expects sufficient liquidity at Spin-Off, comprised of ~$150mm of cash and a $500mm Revolving Credit Facility (unfunded at close) ⚫RemainCo generated Revenue of $2.9 billion and Standalone Adjusted EBITDA of $581 million in fiscal year ended 2025 Note: Standalone Adj. EBITDA is Adjusted EBITDA less standalone adjustments. Standalone Adjusted EBITDA is a non-GAAP financial measure, see reconciliation in Appendix. Metrics for RemainCo based on segmented financial data.

Business and Industry Overview

Separation Overview

Separation Overview

resideo

resideo RemainCo

ADI SpinCo

P&S

2025 Revenue: ~$2.9B

2025 Standalone Adj. EBITDA / Margin: $581M / 20%

- Home Control & Solutions
- 130 Year History
- 150M+ Residential and Commercial Spaces Served
- 14M Connected Customers

ADI

2025 Revenue: ~$4.8B

2025 Standalone Adj. EBITDA / Margin: $295M / 6%

- Leading Low-Voltage Specialty Distributor in North America[1]
- 500k+ Products
- 100K Pros (Customers)

Separation into two industry-leading public companies

Commentary

1 Structure

- Tax-free transaction for Resideo and current Resideo shareholders for U.S. federal income tax purposes
- SpinCo: ADI Global Distribution Inc. (NYSE: ADIG)
- RemainCo: Resideo Technologies, Inc. (NYSE: REZI)

2 Timing

- On track for separation completion mid-Q3 to mid-Q4 2026
- Respective segment heads will assume leadership of standalone public companies

3 Financial Implications

- At RemainCo, total standalone corporate costs for 2025 are estimated to be $76M, materially driven by G&A cost
- Prudent capital structures with ample liquidity

4 Critical Closing Conditions

- Receipt of tax opinion from counsel and/or private letter ruling
- Completion of financing
- Final approval by Board of Directors

6 | resideo

Note: Standalone Adj. EBITDA is Adjusted EBITDA less standalone adjustments. Standalone Adjusted EBITDA is a non-GAAP financial measure, see reconciliation in Appendix. Metrics for RemainCo based on segmented financial data;
[1] In the professionally installed security, fire/life safety and residential audio visual "AV" product categories.

Separation creates two pure-play companies 7 Sharper Focus Operational focus and dedicated management teams to win in their respective marketplaces Enhanced Flexibility Increased operating and financial flexibility to pursue growth opportunities Tailored Capital Allocation Strategies Positioned to capitalize on distinct investment opportunities for each independent company Aligned with Investor Demand Designed to attract a shareholder base that is focused on each business' distinct value proposition and simplified financial model ADI and Resideo will have better opportunities to deliver long-term growth and value creation for shareholders

Resideo At A Glance

resideo
"By The Numbers"

- **100K+** *Pro Installers*
- **150M+** *Homes & Businesses*
- **14M** *Connected Customers*
- **$40B+** *TAS*
- **$2.9B** *'25 Revenue*
- **$581M** *Standalone Adj. EBITDA*
- **39.5%** *'FY25 Gross Margin*
- **20.3%** *Standalone Adj. EBITDA Margin*

Business Highlights

- **Leading provider of residential controls and sensing solutions** across comfort and air, water, safety, security, and global climate solutions applications
- **Portfolio of trusted brands** including **Honeywell Home, First Alert, BRK and Resideo**, backed by a **100+ year innovation heritage**
- **Attractive, resilient margin profile with clear pathway for expansion** driven by evolving product mix, pricing and operational initiatives
- Exposure to a **$40B+ addressable segment**, with products and solutions serving **150M+ residential and commercial spaces globally**
- **Integrated whole-home platform** spanning sensors, controls, software and connected offerings, with **14M connected customers**
- Longstanding relationships with **100K+ pro installers, dealers, OEMs and distributors**, driving **15M+ annual installs**
- **Mission-critical solutions** that help customers **improve comfort, safety, security, resource efficiency and smart living**

Scaled Global Footprint[1]

Manufacturing locations



11
Manufacturing Sites

Business Mix[2]

By Product Category


Global Climate Solutions 20%
Air 30%
Water 11%
Security 16%
Safety 23%

By Geography


ROW ~22%
Americas ~78%

By Channel


Retail ~17%
Distribution ~62%
OEM ~22%

8 | resideo

Source: Company management estimates, Company filings; [1]As of FY 25; [2]Business mix by revenue. May not sum to 100% due to rounding

Note: Standalone Adj. EBITDA is Adjusted EBITDA less standalone adjustments. Standalone Adjusted EBITDA is a non-GAAP financial measure, see reconciliation in Appendix. Metrics for RemainCo based on segmented financial data

Repair and Remodel is a significant driver of our business Record homeowner equity enables upgrade spending Average mortgage-holding homeowner has approx. ~$300k in equity1 Aging housing stock – driving demand for retrofits and upgrades Median age of owner-occupied housing ≥40 years2 Home improvement spend remains resilient at record levels (~$518B+) Driven in part by the mortgage rate lock-in effect; growing at ~2.1%3 Climate and safety concerns are influencing growing retrofit spend4 Secular Tailwinds in Housing Driven by Both New Construction and Remodel & Repair Demographic Trends / Household Formation Millennial / Gen Z entry into prime homebuying years5 Persistent Housing Supply Shortage Deficit up to 4.7 million despite pandemic construction surge6 Interest Rates Downward, gradual decline expected Pent-up Demand Over 8 million homes being shared with non-relatives7 U.S. Housing Starts Current build rate of 1.3M/yr is well under equilibrium – expected to average 1.6M/yr from 2024-20338 % Secular Tailwinds in Housing – Remodel & Repair Secular Tailwinds in Housing – New Constructions 9 Source(s): Company management estimates, Company filings; 1As of Q425, Source (Cotality, March 2026); 2As of 2024, Source (NAHB, March 2026); 3Projection as of January 2026, revised in April 2026, Source (Harvard JCHS, April 2026). 4As of 2025, Source (U.S. FHFA, December 2024; Harvard JCHS, March 2025); 5As of June 2025, Source (Harvard JCHS, June 2025); 6As of March 2025, revised in March 2026, Source (U.S. Chamber of Commerce, March 2026); 7As of July 2025, Source (Zillow, July 2025); 8As of September 2024, Source (U.S. Congressional Budget Office, September 2024)

Core Product Categories are Tied to Critical Systems in the Home and Play in Large Markets

	Air	Water	Security	Safety	Global Climate Solutions
Product Lines	Thermostats, Zoning, Indoor Air Quality	Valves and Heads, Filters, Potable and Hydronic Solutions	Intrusion Panels, Communicators, Sensors, Keypads, Video Cameras	Life Safety Detection (Alarms), Suppression	Products / Parts for Boilers, Water Heaters, Furnaces, & Heat Pumps
GTM Brands	Honeywell Home, resideo, FIRST ALERT	Honeywell Home, resideo, Braukmann, FIRST ALERT	Honeywell Home, resideo, FIRST ALERT	FIRST ALERT, BRK	resideo
Serviceable Addressable (Core / Near-Core) **Segment Size**	~$5bn	~$10bn	~$16bn	~$3bn	~$5bn
Relevant Home System	HVAC	Plumbing	Low Volt / Security	AC Electric	HVAC – Plumbing

P&S portfolio covers three out of the four critical home systems – largely partnering for AC Electric

10 | resideo

Source: Company management estimates, Company filings

Positioned to be the Leader in Residential Controls & Sensing Providing Comfort, Savings and Protection Complementary Strategies to Achieve Our Objective Accelerate Development of Differentiated Solutions Expand Geographically Focus on the Pros Leverage Our Scale to Provide Superior Value 11

Resideo – Air

Business Overview

- **Leadership across key product categories** including thermostats, zoning and indoor air quality (IAQ)
  - **#1 in residential thermostats in U.S. and Canada**
  - **Large installed base** with **brand recognition**
- **Differentiated positioning** with the Pro distribution channel with **reliable hardware that is easy to install**
- **Large core segment** with meaningful opportunities in near adjacencies
- **Opportunities to expand** into higher-growth **IAQ segment and commercial adjacencies**
- **Market tailwinds** from electrification, building standards and multifamily


30%
of FY'25A Rev.

Product Showcase


Air Zoning
Dampers
Zoning Panel
Rectangular Zone
Round Zone
Indoor Air Quality
Dehumidifiers
65-pint
90-pint
120-pint
Humidifiers
Bypass
Fan-powered
Steam
Ventilation
HRV
ERV
Fresh Air System
UV & Filtration
Air BRIGHT
Media Air Cleaner
Media Filters
Thermostat
Digital Programmable / non-programmable
Smart Touchscreen Thermostats with IAQ and Video Doorbell
Redlink Wireless Pro
Mechanical
Smart Thermostats
Line Volt

Segment Opportunity

Total: ~$5bn

Key Sub Segments

- Thermostat
- Ventilation – HRV / ERV
- Whole Home (De)/Humidification
- Filtration
- Air Zoning
- Near-Core[1]

Key Trends

- *Integrated HVAC and Building Standards*
- *Residential Leaning into Heat Pumps / Mini Splits*
- *Untapped Opportunities in Multifamily*

Key Strategic Outlook

Product Breadth	*Innovative offerings spanning low to high-end thermostats*
Category Expansion	*Re-enter segments where we have a right to win and expand into new growth vectors*
Maximize Scale	*Utilize volumes to reduce costs with re-usable platforms across product lines. Volume increases will compound this benefit*

12 | resideo

Source: Company management estimates, Company filings; [1] Near-Core includes hotel smart thermostats, residential IAQ monitors, communicating thermostats, BACnet commercial thermostats, connected dampers / smart vents, filtration – Hepa / UV

Resideo – Water

Business Overview

- Focused water platform across **hydronics, potable, and connected sensing**
- **Large core segment** with meaningful adjacent whitespace
- **Leak detection / flow analytics** is the **key sensing-led growth vector**
- **Insurance, conservation**, and **ease-of-install** are **strong tailwinds**
- **Hydronics is the anchor business** with adjacency expansion runway
- Potable expansion is targeted around backflow and lead-free refresh



11%
of FY'25A Rev.

Segment Opportunity

Total: ~$10bn

Key Sub Segments

- Hydronic Solutions
- Potable Solutions
- Leak Detection / Flow Analytics
- Near-Core[1]

Key Trends

- *Ease of Install Critical for Plumbers*
- *Energy and Water Savings in Focus*
- *Continued Focus from Insurance on Water Leaks*

Product Showcase

Potable Water



Mixing Valves | *Pressure Reducing Valve* | *High-Capacity Mixing Valve* | *WiFi Water Leak Shutoff Valve*

Hydronic Equipment



Zone Valve | *Trim Kit with SuperVent* | *High-Capacity Thermostatic Radiator Valve* | *Fan Coil Valves* | *Linear Valves and Actuators*

Key Strategic Outlook

Grow Sensing	*Add Leak Detection & Defense* *Flow Monitoring*
Focus on Specific / Relevant Categories	*Valves and controls for Hydronics to support Air category; investment in Potable to the extent necessary to compete*
Transition Existing Line Upstream	*Designed with sustainability in mind, Braukamnn's filters are made from lead-free materials (<0.1%) and meet the requirements of upcoming EU Directive 2020/2184 for components in contact with drinking water*

13 | resideo

Source: Company management estimates, Company filings; [1]Near-Core includes water purification, water treatment, heat and water sub-metering, heat interface units, irrigation panels

Resideo – Security

Business Overview

- Security is a **strategic connected-home sensing and context platform**
- Resideo offers a **trusted and comprehensive security product portfolio** and monitoring service, which generates recurring revenue with attractive margins
- A **leader in volume production** for the industry and **unique capabilities to deliver at scale**
- **AI-enabled video** represents a significant growth vector
- Entry-level / DIFM offering broadens **reach into new channels**


16%
of FY'25A
Rev.

Segment Opportunity

Total: ~$16bn

Key Sub Segments

- Video
- DIY Intrusion
- Pro Wireless Intrusion
- Pro Hybrid Intrusion
- Near-Core[1]

Key Trends

- *Integrated Systems Dominate*
- *Video (with AI features) Essential to the Portfolio*
- *Wireless systems and DIY Sufficient for Many*

Product Showcase

Core Security Applications


Intrusion Panels
Communicators
Sensors
Keypads

Video & Accessories


Video
Accessories

AlarmNet


AlarmNet
AlarmNet 360 Pro App

Key Strategic Outlook

Deliver Fully Integrated Solution	*Highly reliable, full featured platform* *Supports total security (Intrusion, Video, Access)*
Develop Video Platform for Advanced Analytics	*AI Powered video solutions platform to deliver differentiated advanced analytics*
Become Entry-Level Competitive	*Expand to entry-level segment with "do-it-for-me offering" that is UL certified*

14 | resideo

Source: Company management estimates, Company filings; [1] Near-Core includes SMB video, SMB commercial intrusion, smart garage doors, security dealer / installer CRM services, perimeter security detection, gate operators, vSaaS, video analytics

Resideo – Safety

Business Overview



23%
of FY'25A Rev.

- Safety is a scaled, trusted life-safety **platform led by First Alert / BRK**
- **Large core category with meaningful adjacency** whitespace
- **Universal platform underpins margin expansion** and **product acceleration**
- **SC5 launch** establishes **foothold in connected smoke / CO**
- **Expansion runway in occupancy awareness**, **gas detection and commercial signaling**
- **EMEA / Oceania** expansion creates **additional growth optionality**

Product Showcase

Smoke / CO_2 Alarms



FIRST ALERT
BRK
THE PROFESSIONAL STANDARD

Heat Alarm · *Hardwired Smoke Alarm* · *CO Alarm* · *Strobe* · *Battery Operated Smoke Alarm* · *Strobe for Canada* · *SC5 Smart Smoke and CO Alarm*

Segment Opportunity

Total: ~$3bn

Key Sub Segments

- Fire Safety Hardware
- Fire Extinguishers
- Near-Core[1]
- Gas Detection

Key Trends

- *New Features and Business Models Coming into Focus*
- *Accelerated Regulations Driving Purchases*
- *Geographic Expansion Opportunity in EMEA*

Key Strategic Outlook

Leverage Scale	*Develop platform for GM expansion, regulatory agility, and sustainability* *Develop price competitive connected variants*
Geographic Expansion	*Build brand and presence in EMEA*
Enter Adjacencies	*Drive First Alert brand into adjacent safety products*

15 | resideo

Source: Company management estimates, Company filings; [1] Near-Core includes lithium fire suppressant, UWB / presence detection, strobes, lithium fire detection, expanded gas & particulate detection

Resideo – Global Climate Solutions

Business Overview

- Scaled OEM controls platform with **leading positions in residential boiler and water heater controls**, plus exposure to furnaces, heat pumps and adjacent categories
- Strategy centered on **deeper OEM penetration**
- Growth adjacencies **include hybrid heat pumps, heat-pump water heaters, fans and next-gen gas solutions**


20%
of '25A
Rev.

Segment Opportunity

Total: ~$5bn

Key Sub Segments

- Space Heating
- Water Heating
- Near-Core[1]

Key Trends

- *AMR: Upcoming New Efficiency Regulations*
- *EMEA: Market is Stabilizing Post Subsidies*
- *Industry Investments Outside of Gas Growing*

Product Showcase


Boilers
Gas-Adaptive Systems
High-Efficiency Pre-Mix Systems
Standard Efficiency Controls and Valves
Water Heaters
Integrated Gas Valve with Electronics
Water Heat System With Flue Damper
Pilot Burners
Furnace and Heat Pumps
Integrated Furnace Control (IFC) and Valves
Air Pressure Switches
Modulating Combustion Systems
Heat Pump Unit Controls
Inverters

Key Strategic Outlook

Focus on Higher Margin Customers / Product Lines	*Portfolio optimization* *Manufacturing (ISC / Footprint)*
Maintain Core through Deeper Integration	*Pursue targeted product line investments – residential and light commercial gas, after-market / trade*
Pursue Differentiated Growth Opportunities	*Hybrid heat pumps & heat pump water heaters* *Fans* *Next-gen / new gas solutions*

16 | resideo

Source: Company management estimates, Company filings; Near-Core includes heat exchanger – combustion, fans – air movement, gas regulators, commercial and industrial combustion , heat pump – evaporators & condensers, heat pump – compressors and inverters, HVAC CO management system, heat pump – thermal storage, specialty heaters, heat pump controls

Whole Home Management to Drive Comfort, Protection and Savings Resideo is positioned to do exactly this – with a portfolio that spans key nodes across three of the four systems Home systems traditionally have operated in silos, creating inefficiencies and fragmented experiences There is significant value in integrating these components and considering them as a cohesive whole, for optimal performance and efficiency all while reducing downtime HVAC Mechanical Low Voltage / Security Plumbing Electrical / Energy Management 17

Key Components of Resideo's Ecosystem CLOUD to CLOUD Device Services Data Intelligence Layer – AI / Analytics Partner Connections / Interoperability Intrusion Video Surveillance Access Control HVAC / IAQ Water Safety First Alert Resideo Web Resideo Pro Resideo Academy Resideo Central Resideo Products Interoperability Resideo IQ Platform Central Station Automation Partners Partner with Top Brands from Adjacent Categories Resideo Applications for Our Customers / Support Alerts & Notifications Life Safety Signaling 18

Key Credit Highlights



1. **Leading Residential Controls & Sensing Platform:** Leading provider of residential controls and sensing solutions across air, safety, security, water and global climate solution applications, serving critical home systems with a broad portfolio of integrated products
2. **Large, Attractive End Markets:** Positioned across a ~$40B+ addressable industry, with products serving 150M+ homes and businesses in categories supported by comfort, safety, efficiency and repair / remodel demand
3. **Trusted Brands with Long Heritage:** Portfolio includes Honeywell Home, First Alert, BRK and Resideo, backed by a 100+ year legacy of innovation and strong recognition with Pros and homeowners
4. **Deep Professional Channel Relationships:** Longstanding relationships with 100K+ pro installers, dealers, OEMs and distributors support 15M+ annual installs and create recurring replacement and upgrade demand
5. **Integrated Whole-Home Ecosystem:** Differentiated portfolio of sensors, controls, software and connected offerings enables whole-home solutions, supported by 14M connected customers and interoperability across key home systems
6. **Robust Margin Profile, Poised for Expansion:** Continued strong execution, NPI and operational initiatives support a clear path to margin profile by 2030
7. **Conservative Financial Policy Underpins Strong Cash Generation and Deleveraging Capacity:** Disciplined financial policy, durable free cash flow generation and focus on balance sheet improvement support a strong credit profile and meaningful deleveraging over time
8. **Experienced Leadership with Proven Execution:** Seasoned management team with deep operating, product and transformation experience has already driven product revitalization, margin expansion and stronger operational discipline

19 | resideo

Financial Overview

Summary Historical Financials

Adjusted Revenue ($M)



Reported Revenue (Net of Genesis Revenue)
Intercompany Sales to ADI
$2,778
$212
$2,567 1
$2,759
$195
$2,564
$2,863
$175
$2,688
2023
2024
2025

Further Adjusted EBITDA ($M)[2]



Margin (Reported Revenue)
Margin (Adjusted Revenue)
21.1% 1
24.1%
24.4%
19.5%
22.4%
22.9%
Adjusted ~$76mm for standalone corp. costs
20.3%
$542
$618
$656
$581
2023
2024
2025
2025 PF (with standalone costs)

Adjusted CapEx ($M)[3]



CapEx as a % of Adjusted Revenue
2.8%
2.0%
2.2%
$78
$55
$62
2023
2024
2025

Further Adjusted EBITDA – Adjusted Capex ($M)[4]



Conversion
85.6%
91.1%
90.5%
$464
$563
$594
2023
2024
2025

Note: Revenue for FY25, FY24, FY23 has been adjusted to account for intercompany sales that would have been recognized if they had been third-party sales. See basis of presentation in the Disclaimer. [1]FY23 adj. revenue is reflected as $2,672mm of reported revenue net of $106mm Genesis revenue for the period. Adjusted Revenue is a non-GAAP financial measure, see reconciliation in Appendix. [2]Further Adjusted EBITDA is Reported Adjusted EBITDA, further adjusted for the disposition of Genesis and gain (loss) from intercompany sales to ADI. Further Adjusted EBITDA is not burdened by costs required to operate the Company on a fully standalone basis. Further Adjusted EBITDA is a non-GAAP financial measure, see reconciliation in Appendix. [3]Adjusted CapEx is a non-GAAP financial measure, see reconciliation in Appendix. [4]Conversion calculated as (Further Adjusted EBITDA – Adjusted Capex) / Further Adjusted EBITDA

21 | resideo

Capital Allocation Strategy & Financial Policy 22 Leverage Capital Allocation Shareholder Distributions • Leverage target of ~3.0x total gross leverage and ~2.0x total net leverage • Management is aligned in maintaining prudent leverage levels that provide bandwidth to weather economic cycles • Committed to a disciplined and prudent approach to capital allocation • Will use excess cash to pay down debt until 3.0x gross leverage is achieved • Continue investing into processes and systems to drive organic growth and generate cash flow • Highly-strategic approach to deploying capital for opportunistic acquisitions • Prudent shareholder capital return policy • Other than preferred dividends, no current plans for dividends or share repurchases • Once 2.0x total net leverage goal is achieved and management is comfortable with cash flow generation, shareholder distribution policies may be explored Liquidity • Ample liquidity under $500M Revolving Credit Facility with a long runway to maturity • Company expects to maintain undrawn revolver

Appendix

Standalone Costs Analysis The vast majority of 2025 pro forma standalone costs are within SG&A 24 Commentary ⚫Operational Continuity: P&S enters the separation with a high degree of operational autonomy, utilizing dedicated, ring-fenced Sales and Marketing teams to minimize disruption to customer-facing activities ⚫IT & Infrastructure: Expect incremental one-time IT costs related to the physical decoupling from ADI ⚫Functional G&A Build-Out: Planned step-up in SG&A to support the transition of shared services into dedicated, standalone Finance, HR, and Legal departments, etc. Anticipated recurring diseconomies associated with SEC reporting, investor relations, and board governance ⚫Incremental Overhead: New standalone requirements for executive compensation, director and officer (D&O) insurance, and independent real estate/rent obligations 2025 Pro Forma Standalone SG&A ($M) FY25 Allocation of Corporate Costs (excl. Honeywell indemnification) $71 Total Incr. Net Standalone SG&A and COGS Spend $5 Total Standalone Corporate Costs $76 Portion included as part of Historical Allocation of Corporate Costs Finance ✓ IT ✓ HR ✓ Legal ✓ Insurance  Exec & Admin  Real Estate  Operations ✓

Organizational Chart 25 Shareholders Select Commentary ➢RemainCo Borrower/Issuer: Resideo Funding II LLC. ➢SpinCo Borrower/Issuer: ADI Global Distribution Funding LLC which is an LLC that is disregarded for federal income tax purposes ➢Guarantors: each Company's material domestic subsidiaries, subject to customary exclusions. ➢Each Company's secured Credit Facilities will be secured by substantially all assets of the Loan Parties, subject to customary exclusions. ➢This chart does not reflect federal income tax classifications. Domestic entities Foreign entities Borrower / issuer entity ADI Global LLC US Subsidiaries (Guarantors) ADI Global Distribution Inc. (US) Snap One Holdings Corp. Resideo Technologies Inc. (US) Foreign Subsidiaries Spin-off Resideo Intermediate Holding LLC Ademco I LLC US Subsidiaries (Guarantors) Foreign Subsidiaries ADI Global Distribution Funding LLC Foreign Subsidiaries Resideo Funding II LLC1 Foreign Subsidiaries Guarantors * * * Material U.S. subs subject to customary exclusions 1Prior to the Spin-Off, REZI expects to merge Resideo Funding II LLC into Resideo Funding Inc., with Resideo Funding II LLC surviving.

Non-GAAP EBITDA Reconciliation 26 ($ in millions) 2023 2024 2025 GAAP Income from Operations1 $446 $503 $555 Stock based compensation expense 18 19 19 Restructuring and impairment expense 27 14 5 Other2 - 7 - Non-GAAP Adj. Income from Operations $491 $543 $579 Depreciation & Amortization 71 68 77 Reported Adjusted EBITDA3 $562 $611 $656 Genesis disposition (14) - - Profit in inventory on sales to ADI (6) 7 (0) Further Adjusted EBITDA $542 $618 $656 Standalone adjustments -- -- (76) Standalone Adj. EBITDA -- -- $581 1P&S segment GAAP Income from Operations for the Products and Solutions segment per the 10-K (note 4, segment financial data).2For 2024 period, other includes litigation settlements. 3Reported via Resideo full year press releases, Reconciliations of Non-GAAP Financial Measures

Non-GAAP Revenue Reconciliation 27 ($ in millions) 2023 2024 2025 Reported Revenue1 $2,672 $2,564 $2,688 Genesis disposition (106) -- -- Addback of intercompany revenue eliminated on sales to ADI 2122 195 175 Adjusted Revenue $2,778 $2,759 $2,863 1P&S segment Reported Revenue for the Products and Solutions segment per the 10-K (note 4, segment financial data); 2Adjusted for the Genesis disposition

Non-GAAP CapEx Reconciliation 28 ($ in millions) 2023 2024 2025 Resideo Consolidated Reporting Capex (per 10-K) $105 $80 $116 ADI Capex (per Form 10) (27) (25) (54) Adjusted Capex for Remainco1 $78 $55 $62 12023 capex includes $2mm of capex related to corporate activities. No material capex was recorded for Genesis in 2023